SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported) MARCH 31, 1997

      The Money Store Home Improvement Trust 1997-I and the Originators as listed below under a Pooling and Servicing Agreement dated as of February 28, 1997 providing for the issuance of The Money Store Home Improvement Loan Certificates, Series 1997-I.

                                TMS Mortgage Inc.
                            The Money Store/D.C. Inc.
                          The Money Store/Kentucky Inc.
                        The Money Store Home Equity Corp.
                         The Money Store/Minnesota Inc.
             (Exact name of registrant as specified in its charter)


     *                                333-20817                      *
(State or other jurisdiction of     (Commission                 (IRS Employer
 incorporation)                      File Number)                ID Number)


  2840 MORRIS AVENUE, UNION, NEW JERSEY                 07083
  (Address of principal executive offices)              (Zip Code)

Registrant's Telephone Number,
 including area code:                             (908) 686-2000


                  N/A
(Former name or former address, if changed since last report)


* See Schedule A attached hereto.

 Item 5.  OTHER EVENTS

          The Originators listed on Schedule A attached hereto, registered issuances of up to $3,500,000,000 principal amount of TMS Asset Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-20817) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, the Originators caused the issuance of $175,000,000 principal amount of The Money Store Home Improvement Loan Certificates, Series 1997-I (the "Certificates") by The Money Store Home Improvement Trust 1997-I (the "Trust"), on March 31, 1997 (the "Closing Date"). This Current Report on Form 8-K is being filed to file a detailed description of the Initial Home Improvement Loans contributed to the Trust, a copy of the Pooling and Servicing Agreement referred to below and the Underwriting Agreement entered into among The Money Store Inc., as representative (the "Representative"), the Originators and Lehman Brother Inc., as underwriter.

          The Certificates were issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), dated as of February 28, 1997 (the "Cut-Off Date"), among the Representative, the Originators and The Bank of New York, as trustee (the "Trustee"), and consist of Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class B-1, Class B-2, Class X and Class R Certificates. As of the Closing Date, the initial principal amount of the (i) Class A-1 Certificates was $48,000,000, (ii) Class A-2 Certificates was $53,700,000, (iii) Class A-3 Certificates was $19,487,000, (iv) Class M-1 Certificates was $25,375,000, (v) Class M-2 Certificates was $12,250,000, (vi) Class B-1 Certificates was $9,625,000, and (vii) Class B-2 Certificates was $6,563,000.

          Capitalized terms not defined herein have the meanings assigned in the Pooling and Servicing Agreement.

 CERTAIN CHARACTERISTICS OF POOL

          Set forth below is a description of certain characteristics of the Initial Home Improvement Loans. Certain of the percentage columns may not sum to 100.00% due to rounding.


                        Number           EOM                                  Number          EOM
EOM Balance             of Loans        Balance      %       Original Term   of Loans        Balance    %
      0.01- 10,000.00    2,220      15,453,121.98  11.77         1- 60         424      2,422,061.64   1.85
 10,000.01- 20,000.00    2,775      40,227,130.73  30.65        61-120       1,988     19,066,336.86  14.53
 20,000.01- 30,000.00    1,673      41,097,835.31  31.31       121-180       2,111     32,776,301.98  24.97
 30,000.01- 40,000.00      599      20,811,762.75  15.86       181-240       1,969     44,404,498.04  33.83
 40,000.01- 50,000.00      285      13,091,686.87   9.97       241-300       1,070     32,580,842.08  24.82
 50,000.01- 60,000.00       10         568,502.96   0.43
      Total:             7,562     131,250,040.60    100       Total:        7,562    131,250,040.60   100

     Min: 1,025.98   Max:    60,000.00   Avg: 17,356.52           NZMIN: 24   Max: 300   NZWA: 218


               Number       EOM
Coupon         of Loans     Balance        %

 8.501- 9.000      2        24,159.54     0.02
 9.501-10.000    667    13,648,253.46     10.4
10.001-10.500    232     4,915,094.40     3.74
10.501-11.000    327     6,397,816.41     4.87
11.001-11.500    136     2,922,234.21     2.23
11.501-12.000    637    10,319,736.11     7.86
12.001-12.500    643     9,383,109.22     7.15
12.501-13.000  1,708    28,358,701.32    21.61
13.001-13.500    617     9,947,875.68     7.58
13.501-14.000  1,378    22,157,683.26    16.88
14.001-14.500    300     5,331,634.28     4.06
14.501-15.000    665    12,083,189.13     9.21
  15.001+        250     5,760,553.58     4.39

Total:         7,562   131,250,040.60      100

Min: 9.000   Max: 16.500   NZWA: 12.878

                         Number          EOM
Stated Remaining Term    of Loans        Balance     %
1- 60                     434       2,467,214.28    1.88
61-120                  1,980      19,053,047.48   14.52
121-180                 2,110      32,762,643.72   24.96
181-240                 1,968      44,386,293.04   33.82
241-300                 1,070      32,580,842.08   24.82

Total:                  7,562     131,250,040.60     100

NZMIN: 10   Max: 300    NZWA: 217

                Number           EOM
Seasoning       of Loans        Balance           %
*     0           4,565     80,576,446.30      61.39
  1- 12           2,776     48,558,729.91      37.00
 13- 24             196      1,911,874.62       1.46
 25- 36              22        167,913.47       0.13
 37- 48               1          3,213.04       0.00
 73- 84               1         13,658.26       0.01
109-120               1         18,205.00       0.01
Total:            7,562    131,250,040.60       100

NZMIN: 1   Max: 120     WA: 1
*=Less Than

                        Number          EOM
Amortization Type       of Loans        Balance          %
  Regular               7,562        131,250,040.60     100

  Total:                7,562        131,250,040.60     100


                Number       EOM
Property Type   of Loans     Balance           %
SF Detached     7,479     129,559,107.32      98.71
SF Attached        10         274,692.48       0.21
2 Family           11         203,493.81       0.16
Town HousE          1          12,793.00       0.01
PUD                 2          32,000.00       0.02
3-4 Family          7         207,770.92       0.16
Unk                52         960,183.07       0.73

Total:          7,562     131,250,040.60       100

                    Number          EOM
Lien Position      of Loans        Balance      %

      1              175       2,606,160.83    1.99
      2            7,387     128,643,879.77   98.01

Total:             7,562     131,250,040.60    100


                        Number  EOM
Occupancy Status        of Loans        Balance     %

Investment                 10       313,762.47     0.24
Primary Home            7,532   130,598,099.52     99.5
Second Home                19       320,315.82     0.24
UNK                         1        17,862.79     0.01

Total:                  7,562   131,250,040.60     100

                        Number  EOM
Loan Documentation      of Loans      Balance            %
F                         7,562       131,250,040.60    100

Total:                    7,562     131,250,040.60    100

          Number           EOM
States   of Loans        Balance      %
  AK        6        124,754.03       0.1
  AR      167      1,831,509.16       1.4
  AZ      358      6,879,325.67      5.24
  CA    1,585     37,508,346.53     28.58
  CO      111      1,890,051.74      1.44
  CT       29        431,295.17      0.33
  DC        4         71,545.14      0.05
  DE       10         94,769.19      0.07
  FL      299      5,643,827.91       4.3
  GA      325      6,313,332.47      4.81
  IA       55        769,598.24      0.59
  ID       34        463,856.20      0.35
  IL      492      7,542,197.74      5.75
  IN       75      1,022,631.62      0.78
  KS       77      1,017,270.00      0.78
  KY       25        318,590.96      0.24
  LA      708      7,745,024.10       5.9
  MA       13        322,397.75      0.25
  MD       92      1,069,565.55      0.81
  ME        6        108,911.32      0.08
  MI      100      1,314,811.48         1
  MN       79      1,184,316.16       0.9
  MO      116      1,566,904.39      1.19
  MS       89      1,157,762.82      0.88
  MT        6         92,962.16      0.07
  NC       94      1,414,186.37      1.08
  ND        1         14,974.00      0.01
  NE       12        148,839.77      0.11
  NH        1         30,316.00      0.02
  NJ      291      5,115,737.55       3.9
  NM       42        676,352.97      0.52
  NV      306      7,082,364.26       5.4
  NY      396      8,247,963.44      6.28
  OH      166      2,073,538.49      1.58
  OK      116      1,343,536.75      1.02
  OR       69      1,236,601.86      0.94
  PA      209      2,747,043.50      2.09
  RI        2         52,000.00      0.04
  SC       51        965,563.95      0.74
  SD        3         46,418.55      0.04
  TN      127      1,835,456.10       1.4
  TX      491      6,756,877.93      5.15
  UT       32        549,329.04      0.42
  VA       24        285,415.89      0.22
  WA      195      3,271,863.81      2.49
  WI       55        692,025.73      0.53
  WV       12        115,041.19      0.09
  WY        6         63,035.95      0.05

 Total: 7,562    131,250,040.60      100

        All     Records

                  Number          EOM
DUEDATE           of Loans        Balance       %

1997-01              56        920,076.29      0.7
1997-02             213      3,564,378.04     2.72
1997-03           1,394     23,084,981.71    17.59
1997-04           5,247     93,565,608.66    71.29
1997-05             577      9,104,521.31     6.94
1997-06              74        978,738.59     0.75
1997-11               1         31,736.00     0.02

Total:            7,562    131,250,040.60     100

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      EXHIBITS

         EXHIBIT NO.

1.1     Underwriting Agreement, dated March 19, 1997, among The
        Money Store Inc., the Originators and Lehman Brothers Inc.

1.2     Pricing Agreement, dated March 19, 1997, between The
        Money Store Inc. and Lehman Brothers Inc.

4.1 Pooling and Servicing Agreement, dated February 28, 1997, among The Money Store Inc., the Originators and The Bank of New York, as Trustee.

                                   Schedule A

                                  State of                        IRS Employer
Registrant                       Incorporation                    ID Number

TMS Mortgage Inc.                  New Jersey                     22-3217781
The Money Store/D.C. Inc.          D.C.                           22-2133027
The Money Store/Kentucky Inc.      Kentucky                       22-2459832
The Money Store Home Equity Corp.  Kentucky                       22-2522232
The Money Store/Minnesota Inc.     Minnesota                      22-3003495

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                          TMS MORTGAGE INC.
                          THE MONEY STORE/D.C. INC.
                          THE MONEY STORE/KENTUCKY INC.
                          THE MONEY STORE HOME EQUITY CORP.
                          THE MONEY STORE/MINNESOTA INC.


                          By: /S/ Morton Dear
                             Name:  Morton Dear
                             Title: Executive Vice President


Dated:  April 11, 1997

                                  EXHIBIT INDEX

EXHIBIT                    DESCRIPTION OF EXHIBIT
`
  1.1                Underwriting Agreement, dated March 19, 1997,
                         among The Money Store Inc., the Originators and Lehman Brothers Inc.

  1.2                Pricing Agreement, dated March 19, 1997, between
                         The  Money Store Inc. and Lehman Brothers Inc.

  4.1                Pooling and Servicing Agreement, dated February
                         28,  1997, among The Money Store Inc., the
                         Originators  and The Bank of New York, as Trustee.